UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 21, 2016

B/E AEROSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18348	06-1209796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414-2105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 791-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                         Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On October 21, 2016, the board of directors of B/E Aerospace, Inc., a Delaware corporation (“B/E Aerospace”) amended and restated the Amended and Restated By-laws of B/E Aerospace, dated as of December 16, 2014 (the “Bylaws”), which became effective immediately.

The Bylaws were amended and restated to provide that, unless B/E Aerospace consents in writing to the selection of an alternative forum, the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of B/E Aerospace; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of B/E Aerospace to B/E Aerospace or B/E Aerospace’s stockholders; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or B/E Aerospace’s Certificate of Incorporation (the “Certificate”) or Bylaws; or (iv) any action asserting a claim against B/E Aerospace or any director, officer or other employee of B/E Aerospace governed by the internal affairs doctrine shall, in each case, be a state or federal court located within the state of Delaware, subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

The foregoing description of the Bylaws is qualified in all respects by reference to the text of the Bylaws as amended and restated, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated into this Item 5.03 by reference.

Item 8.01.                         Other Events

On October 23, 2016, B/E Aerospace and Rockwell Collins, Inc., a Delaware corporation (“Rockwell Collins”) issued a joint press release announcing the entry into an Agreement and Plan of Merger, dated October 23, 2016 (the “Merger Agreement”), by and among Rockwell Collins, Quarterback Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Rockwell Collins (“Merger Sub”), and B/E Aerospace.  Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing, Merger Sub will merge with and into B/E Aerospace, with B/E Aerospace surviving as a direct or indirect wholly owned subsidiary of Rockwell Collins.

In addition, B/E Aerospace and Rockwell Collins will discuss the Merger Agreement during the Rockwell Collins earnings webcast on Monday, October 24th at 8:30 a.m. Eastern time. For more information about the proposed transaction and a link to the Rockwell Collins earnings webcast, visit http://rockwellcollins.acquisitionannouncement.com and the B/E Aerospace website at www.beaerospace.com.

A copy of the joint press release is filed hereto as Exhibit 99.1 and an investor presentation related to the proposed transaction is filed hereto as Exhibit 99.2, and each is incorporated herein in its entirety by reference.

In addition, on October 24, 2016 B/E Aerospace will engage in various communications with its employees, customers and suppliers concerning the proposed transaction. Copies of these communications are furnished as exhibits to this report.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

Item 9.01.                         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of B/E Aerospace, Inc., effective October 21, 2016
99.1	Press Release, dated October 23, 2016, issued by Rockwell Collins and B/E Aerospace
99.2	Investor Presentation, dated October 23, 2016
99.3	Letter to Employees, issued October 24, 2016

99.4	Letter to Customers, issued October 24, 2016
99.5	Letter to Suppliers, issued October 24, 2016

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed acquisition of B/E Aerospace by Rockwell Collins.  All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements.  Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions.  Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of each of Rockwell Collins and B/E Aerospace may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by Rockwell Collins or B/E Aerospace, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Rockwell Collins and B/E Aerospace; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving synergies and cost savings of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; and (13) other risk factors as detailed from time to time in Rockwell Collins’ and B/E Aerospace’s reports filed with the SEC, including Rockwell Collins’ and B/E Aerospace’s respective annual reports on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

Any forward-looking statements speak only as of the date of this communication.  Neither Rockwell Collins nor B/E Aerospace undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Rockwell will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) for the stockholders of B/E Aerospace and Rockwell to be filed with the SEC, and each will mail the Joint Proxy Statement/Prospectus to their respective stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document Rockwell and/or B/E Aerospace may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY ROCKWELL OR B/E AEROSPACE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus (when available) will be mailed to stockholders of Rockwell and B/E Aerospace. Investors and security holders will be able to obtain free copies of Joint Proxy Statement/Prospectus and other documents filed with the SEC by Rockwell and/or B/E Aerospace through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by Rockwell with the SEC on Rockwell’s internet website at http://www.rockwellcollins.com or by contacting Rockwell’s Investor Relations at Rockwell Collins, 400 Collins Rd. NE, Cedar Rapids, IA 52498 or by calling (319) 295-7575. Investors and security holders will also be able to obtain free copies of the documents filed by B/E Aerospace with the SEC on B/E Aerospace’s internet website at http://www.beaerospace.com or by contacting B/E Aerospace’s Investor Relations at B/E Aerospace, Inc., 1400 Corporate Center Way, Wellington, FL or by calling (561) 791-5000.

Participants in the Solicitation

Rockwell, B/E Aerospace, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of Rockwell is contained in Rockwell’s proxy statement for its 2016 annual meeting of stockholders, filed with the SEC on December 16, 2015, and Rockwell’s Current Report on Form 8-K filed with the SEC on April 29, 2016. Information regarding the directors and executive officers of B/E Aerospace is contained in B/E Aerospace’s proxy statement for its 2016 annual meeting of stockholders, filed with the SEC on April 28, 2016. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B/E AEROSPACE, INC.

Date: October 24, 2016

	By:	/s/ Werner Lieberherr
	Name:	Werner Lieberherr
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Bylaws of B/E Aerospace, Inc., effective October 21, 2016
99.1	Press Release, dated October 23, 2016, issued by Rockwell Collins and B/E Aerospace
99.2	Investor Presentation, dated October 23, 2016
99.3	Letter to Employees, issued October 24, 2016
99.4	Letter to Customers, issued October 24, 2016
99.5	Letter to Suppliers, issued October 24, 2016